Exhibit 10.7

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Execution Version

AMENDED AND RESTATED

PRODUCED AND FLOWBACK WATER

GATHERING AND DISPOSAL AGREEMENT

BY AND BETWEEN

DIAMONDBACK E&P LLC

AND

RATTLER MIDSTREAM OPERATING LLC

DATED EFFECTIVE AS OF

JANUARY 1, 2018

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

i

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 16.12	Rules of Construction	29
Section 16.13	No Third Party Beneficiaries	30
Section 16.14	Further Assurances	30
Section 16.15	Counterpart Execution	30
Section 16.16	Memorandum of Agreement	30

EXHIBITS

Exhibit A	Initial Service Acreage
Exhibit B	Initial Gathering System
Exhibit C	Form of Memorandum of Agreement
Exhibit D	Fees
Exhibit E	Quality

iii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

AMENDED AND RESTATED PRODUCED AND FLOWBACK WATER

GATHERING AND DISPOSAL AGREEMENT

This Amended and Restated Produced and Flowback Water Gathering and Disposal Agreement (this “Agreement”), dated as of January 18, 2019 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”) and Rattler Midstream Operating LLC, a Delaware limited liability company formerly known as Rattler Midstream LLC (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A. Producer or its Affiliates own certain Interests, conduct or plan to conduct oil and gas activities in the Service Acreage, and intend to produce Produced Water and Flowback Water from Wells on the Service Acreage.

B. Gatherer owns the Gathering System, which gathers Produced Water and Flowback Water from certain Wells of Producer. Gatherer anticipates the expansion of the Gathering System to connect additional Wells of Producer.

C. Producer desires to contract with Gatherer to provide the Services on the Gathering System, including disposal of Committed Saltwater, and Gatherer desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

D. Producer desires to deliver to Gatherer, as and when produced, all Committed Saltwater for the performance of the Services under this Agreement and Gatherer desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

E. The Parties entered into that certain Produced and Flowback Water Gathering and Disposal Agreement on June 29, 2018 (the “Original Agreement”).

F. The Parties desire to amend and restate the Original Agreement to (a) reflect expansions to the Initial Service Acreage on Exhibit A (the “New Acreage”), (b) reflect the expansion of the Initial Gathering System, effective January 1, 2019, on Exhibit B to include new assets that service the New Acreage (the “New Assets”) and additional assets that service the Initial Service Acreage described in the Original Agreement (the “Additional Assets”) and (c) (i) establish Gathering Fees on Exhibit D for Services to be performed using the New Assets and (ii) revise Gathering Fees on Exhibit D for Services to be performed using the Additional Assets and associated assets on the applicable field.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

“Additional Assets” has the meaning given to such term in the recitals to this Agreement.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. Notwithstanding the foregoing, for purposes of this Agreement, (a) Gatherer and its subsidiaries shall not be Affiliates of Producer and its other subsidiaries, (b) Producer and its other subsidiaries shall not be Affiliates of Gatherer and its other subsidiaries, and (c) Viper Energy Partners LP, its general partner and their subsidiaries shall not be Affiliates of Producer and its other subsidiaries.

“Agreement” has the meaning given such term in the preamble hereof.

“Apollo Field” means the area identified as the Apollo Field on Exhibit A.

“Applicable Law” means any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

“Barrel” means 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

“Beekeeper Field” means the area identified as the Beekeeper Field on Exhibit A.

“Business Day” means any calendar Day on which commercial banks in Houston, Texas are open for business.

“Cobra Field” means the area identified as the Cobra Field on Exhibit A.

“Committed Capacity Saltwater” means Saltwater that is accorded the highest priority on the Disposal System with respect to all capacity allocations, interruptions or curtailments.

“Committed Saltwater” means all Saltwater produced on or after the Effective Date that Producer has the right to control and deliver for gathering and that is attributable to any Service Area Property.

“Completion Deadline” has the meaning given such term in Section 3.3(c).

“Confidential Information” has the meaning given such term in Section 16.6(a).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Conflicting Commitment” means any gathering or disposal agreement or other commitment or arrangement that would require Committed Saltwater to be gathered on any gathering system other than the Gathering System or disposed of other than into the Disposal Wells; provided, however, any dedication or commitment to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services shall not constitute a Conflicting Commitment.

“Connection Notice” has the meaning given such term in Section 3.3(b).

“Contract Year” means (a) the period from the Effective Date through December 31, 2018 and (b) each period of twelve consecutive Months thereafter.

“Control” means possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. “Controlled” or “Controls” shall have correlative meanings.

“Day” means a period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

“Disposal Fee” has the meaning given such term in Exhibit D.

“Disposal System” means, collectively, the Gathering System and the Disposal Wells.

“Disposal Well” means each disposal well connected to the Gathering System owned by Gatherer and/or used by Gatherer for the disposal of Committed Saltwater.

“Easement Notice” has the meaning given such term in Section 3.4(b).

“Effective Date” has the meaning given such term in the preamble of this Agreement.

“Environmental Laws” means all Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act, 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act, 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act, 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act, 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

“Excluded Water” means any water other than Produced Water or Flowback Water that is generated from Producer’s operations or that collects at or near the Well Pads.

“Execution Date” has the meaning given such term in the preamble of this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Fees” has the meaning given such term in Exhibit D.

“Fivestones Field” means the area identified as the Fivestones Field on Exhibit A.

“Flowback Water” means water produced from a Well through clean-out equipment, and not through production equipment. The Parties shall monitor the identification of Flowback Water and review the methodology regarding identifying Flowback Water from time to time.

“Force Majeure” has the meaning given such term in Section 12.2.

“Gallon” means one U.S. gallon, which is equal to 231 cubic inches.

“Gatherer” has the meaning given such term in the preamble of this Agreement.

“Gathering System” means the initial gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Saltwater gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Green Tree Field” means the area identified as the Green Tree Field on Exhibit A.

“Hazardous Materials” means collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

“Initial Service Acreage” means only those certain areas shaded yellow on Exhibit A.

“Initial Term” has the meaning given such term in Section 4.1.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Interests” means oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

“Jaguar Field” means the area identified as the Jaguar Field on Exhibit A.

“Kimberly Field” means the area identified as the Kimberly Field on Exhibit A.

“Land Use Requirements” has the meaning given such term in Section 3.4(a).

“Limestone Field” means the area identified as the Limestone Field on Exhibit A.

“Maintenance” has the meaning given such term in Section 6.2.

“Measurement Facilities” means facilities or equipment used to measure the volume and the quality of the Saltwater, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

“Month” means a period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

“New Acreage” has the meaning given to such term in the recitals to this Agreement.

“New Assets” has the meaning given to such term in the recitals to this Agreement.

“New Well” means any Well spud after the Effective Date.

“Original Agreement” has the meaning given to such term in the recitals to this Agreement.

“Party” has the meaning given to such term in the preamble of this Agreement.

“Permit” means any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

“Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

“Planned Tank Battery” has the meaning given such term in Section 3.3(b).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Produced Water” means water produced from a Well through production equipment.

“Producer” has the meaning given such term in the preamble of this Agreement.

“Reasonable and Prudent Operator” means a Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

“Receipt Point” means the outlet valve at the Measurement Facilities located at or nearby a Tank Battery at which custody of Saltwater transfers from Producer to Gatherer as may be mutually agreed by the Parties. The Receipt Points in existence on the Execution Date shall be set forth in writing by Producer and Gatherer, and additional points may become Receipt Points hereunder upon mutual agreement of the Parties as construction is completed on additional facilities in satisfaction of the needs identified by Producer provided that the Parties shall continuously update the list of Receipt Points thereafter.

“ReWard Field” means the area identified as the ReWard Field on Exhibit A.

“Saltwater” means, collectively, Produced Water, Flowback Water, and, to the extent that Gatherer agrees to gather and dispose of any volumes of Excluded Water in accordance with Section 3.1(g), such volumes of Excluded Water, in each case together with all materials (including hydrocarbons) contained in such Produced Water, Flowback Water and Excluded Water.

“Saltwater Quality Specifications” has the meaning given such term in Section 8.1.

“San Pedro Field” means the area identified as the San Pedro Field on Exhibit A.

“Service Acreage” means the Initial Service Acreage and any other area that becomes part of the Service Acreage as mutually agreed by the Parties after the Effective Date.

“Service Area Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates and located wholly or partly within the Service Acreage.

“Services” has the meaning given such term in Section 3.1.

“Spanish Trail Field” means the area identified as the Spanish Trail Field on Exhibit A.

“Specified Area” means each of the following: Apollo Field, Beekeeper Field, Cobra Field, Fivestones Field, Green Tree Field, Jaguar Field, Kimberly Field, Limestone Field, ReWard Field, San Pedro, Spanish Trail Field, Tiger Field, UL Digger Field, Utah Field and Vermejo Field.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“System Segment” means a physically separate segment of the Gathering System within a Specified Area that connects one or more Wells of Producer to one or more Disposal Wells to the Gathering System within such Specified Area, including all Saltwater gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

“Tank Battery” means a tank battery at which Producer aggregates volumes of Saltwater produced from one or more Wells that that is or will be connected to the Disposal System in accordance with this Agreement, including the Planned Tank Batteries.

“Target Completion Date” has the meaning given such term in Section 3.3(b).

“Taxes” means all gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Saltwater, or upon the Services, including gathering, transportation, handling, transmission and disposal of Saltwater, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

“Term” has the meaning given such term in Section 4.1.

“Third Party Saltwater” means Saltwater produced by Persons other than Producer and not considered Committed Saltwater hereunder.

“Tiger Field” means the area identified as the Tiger Field on Exhibit A.

“Transfer” means any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. “Transfers” and “Transferred” have the correlative meanings.

“Transferee” means any Person to which a Transfer is made.

“UL Digger Field” means the area identified as the UL Digger Field on Exhibit A.

“Uncommitted Saltwater” means Saltwater that is accorded a lower priority on the Disposal System with respect to capacity allocations, interruptions or curtailments as compared to Committed Capacity Saltwater.

“Utah Field” means the area identified as the Utah Field on Exhibit A.

“Vermejo Field” means the area identified as the Vermejo Field on Exhibit A.

“Water Disposal Rate” has the meaning given such term on Exhibit D.

“Well” means a well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Committed Saltwater or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

“Well Pad” means the surface installation on which one or more Wells are located.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 2

PRODUCER COMMITMENTS

Section 2.1 Producer’s Commitments. Subject to the terms and conditions of this Agreement, during the term of this Agreement, Producer covenants and commits to deliver to Gatherer, as and when produced, all Committed Saltwater for the performance of the Services under this Agreement.

Section 2.2 Conflicting Commitments. Producer shall have the right to comply with each of the Conflicting Commitments entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Service Area Property acquired after the Effective Date (but not any Conflicting Commitment entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Commitments only until the last Day of the Month in which the termination of such Conflicting Commitment occurs and Producer shall not affirmatively extend the term of such Conflicting Commitment beyond the minimum term provided for in the document evidencing such Conflicting Commitment or allow the term of such Conflicting Commitment to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer has the ability to terminate such Conflicting Commitment without incurring any costs, penalties or expenses. To Producer’s knowledge, the Committed Saltwater is not, as of the Effective Date, subject to any Conflicting Commitment. If Committed Saltwater produced from a Well on a Well Pad is subject to a Conflicting Commitment that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Commitment, to deliver all Committed Saltwater from such Well Pad in accordance with the Conflicting Commitment.

Section 2.3 Producer’s Reservations. Producer reserves the following rights with respect to Committed Saltwater for itself and for the operator of the relevant Service Area Properties: (a) to operate (or cause to be operated) Wells producing oil, gas and Committed Saltwater as a reasonable and prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Service Area Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas and Saltwater under normal methods of operation; (b) to deliver Committed Saltwater that has been temporarily or permanently released from the covenant and commitment made by Producer under this Agreement, including pursuant to Section 3.4(c), Section 6.4 or Section 8.2(d), to any Person other than Gatherer; (c) to separate, process or otherwise remove any constituents, contaminants or skim oil in the Committed Saltwater prior to delivery to Gatherer at the Receipt Points; (d) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Saltwater produced from such Wells; provided that, to the extent that Saltwater from such Wells constitutes Committed Saltwater and Saltwater from such Wells is not previously committed to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than [***] Days after its acquisition, and thereafter shall deliver Saltwater to such

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; and (e) to dedicate the Service Area Properties and any production therefrom to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services.

Section 2.4 Covenant Running with the Land. The Parties intend that the commitment made by Producer under this Agreement be a covenant running with (a) the Service Area Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Service Area Properties, and (b) the Disposal System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Disposal System. Producer shall not Transfer any or all of its interest in any Service Area Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Service Area Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Service Area Property free of the commitment made by Producer under this Agreement [***]. At the request of Gatherer, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into to reflect such modifications to the Service Area Properties.

Section 2.5 Priority of Committed Saltwater. Committed Saltwater tendered at the Receipt Points shall be Committed Capacity Saltwater. Producer’s Saltwater that is not Committed Saltwater shall be Uncommitted Saltwater except as provided in Section 6.4 unless otherwise mutually agreed to by the Parties.

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1 Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Producer:

(a) construct and expand the Gathering System to connect the Gathering System to each Tank Battery that is currently, or any Planned Tank Battery to be, located within [***] as it exists on the date of Producer’s delivery of the Connection Notice with respect to such Tank Battery and that aggregates any Well or Wells that is or are producing or will produce Committed Saltwater and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3(b)(b);

(b) provide, maintain and operate Measurement Facilities at or downstream of the separator and production treater, frac pit or atmospheric tankage at each Tank Battery;

(c) receive, or cause to be received, into the Gathering System, from Producer, at each Receipt Point, all Committed Capacity Saltwater tendered by or on behalf of Producer at such Receipt Point;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(d) receive, or cause to be received, into the Gathering System, from Producer, at each Receipt Point, all Uncommitted Saltwater, if any, to the extent not curtailed in accordance with Section 6.3;

(e) provide, maintain and operate adequate pumps and equipment to create sufficient pressure in the Disposal System to transfer all Committed Capacity Saltwater received into the Gathering System from Producer at the Receipt Points and to dispose of all such Saltwater into the Disposal Wells;

(f) dispose of all Saltwater received into the Gathering System in accordance with this Agreement;

(g) upon request of Producer, gather and dispose of Excluded Water, if Gatherer agrees to do so in its sole discretion; and

(h) upon request of Producer, receive and dispose of Saltwater delivered directly by Producer or its designee via trucks to any Disposal Wells pursuant to Section 6.4(a).

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2 Exchange and Review of Information.

(a) The Parties recognize that all information provided by Producer to Gatherer regarding its intentions with respect to the development of the Service Area Properties is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as between the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Gatherer under this Agreement to develop or produce any Saltwater from the Service Area Properties or to pursue or complete any drilling or development on the Service Area Properties other than the terms specifically stated in this Agreement.

(b) Producer agrees to provide to Gatherer, prior to [***] of each year, copies of a drilling plan for the following Contract Year, which shall describe the planned drilling and production activities relating to Producer’s Interests in the Service Acreage during such year, including good faith and reasonable forecasts of the volume of Committed Saltwater expected to be produced through all Tank Batteries during such year, the location of all Planned Tank Batteries expected to be connected to the Gathering System during such year (specifying any connections required during the immediate next [***] Days after delivery of the Development Plan), and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each Tank Battery during such year. Each time Producer materially updates such drilling plan, it shall provide a copy of such updated drilling plan to Gatherer, but not less frequently than on a calendar quarter basis.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.3 Disposal System Connections.

(a) Gatherer shall design the Disposal System for the purpose of providing the Services as and when needed to support the upstream development of the Service Acreage, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to procure, construct, install, own and operate the Disposal System so as to timely connect the Planned Tank Batteries to the Gathering System, connect the applicable System Segments to the applicable Disposal Wells and timely commence providing the full scope of the Services with respect to all Committed Saltwater produced from all Tank Batteries, including the Planned Tank Batteries from and after their connection to the Gathering System, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Gathering System to accommodate Third Party Saltwater.

(b) Producer shall from time to time give notice (a “Connection Notice”) to Gatherer of each Tank Battery within the Service Area Properties that Producer intends to construct and install (or a Tank Battery that is subject to a Conflicting Commitment that has expired or will expire, or that Producer has terminated or will terminate, prior to the applicable Completion Deadline) through which Committed Saltwater will be produced (each, a “Planned Tank Battery”). Each Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned Tank Battery (the “Target Completion Date”).

(c) Gatherer shall use commercially reasonable efforts to cause the necessary facilities to be constructed to connect each Planned Tank Battery to the Gathering System and to commence the Services with respect to Committed Saltwater produced from such Planned Tank Battery by the date that is (i) in the case of a Planned Tank Battery (A) that is located within [***] at the time of receipt of such Connection Notice and (B) for which the Target Completion Date is during the months of May through October, [***] Days after the date of Gatherer’s receipt of such Connection Notice and (ii) in the case of a Planned Tank Battery (A) that is located more than [***] at the time of receipt of such Connection Notice (but within the Service Acreage) or (B) for which the Target Completion Date is during the months of November through April, [***] Days after the date of Gatherer’s receipt of such Connection Notice (such date, the “Completion Deadline”). Gatherer shall provide Producer notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned Tank Battery to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Committed Saltwater produced through such Planned Tank Battery by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.5, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. [***]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(d) To the extent that the Tank Battery connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the Tank Battery connection within such accelerated timing.

Section 3.4 Right of Way and Access.

(a) Gatherer is responsible for the acquisition of rights of way, Permits, use agreements, access agreements, leases, fee parcels and other rights in land (collectively, “Land Use Requirements”) necessary to construct, own and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Service Area Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Gathering System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.5, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Service Area Properties so that Producer’s surface use agreements and Gatherer’s rights of way with respect to such lands can be concurrently negotiated and obtained.

(b) If Gatherer cannot obtain any rights of way or other Land Use Requirements (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned Tank Battery within [***] Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within [***] Days of Gatherer’s receipt of the Connection Notice. Producer shall have the right (but not the obligation) to obtain such rights of way within [***] Days of Gatherer’s receipt of such Easement Notice. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall have the right (but not the obligation) to sell and assign such right of way to Gatherer pursuant to mutually agreed right of way agreement, in which case Gatherer’s connection obligations for the applicable Tank Battery shall continue in accordance with the terms of this Agreement; provided, however, that the time required for

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Gatherer to connect the applicable Tank Battery shall be extended by a number of Days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In connection with the delivery of such assignment, Gatherer shall reimburse Producer for all out of pocket costs and expenses incurred in obtaining such rights plus an additional [***]% of such costs and expenses.

(c) In the event that Producer fails to obtain such rights of way or Gatherer fails to obtain any other necessary Land Use Requirements during such [***] Day period, Producer shall have the right to proceed as set forth in Section 6.4 as its sole and exclusive remedy for such failure.

Section 3.5 Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, authorizations, rights of way and other Land Use Requirements from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned Tank Battery, Producer and Gatherer agree to work together in good faith to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements as expeditiously as reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents rights of way and other Land Use Requirements.

ARTICLE 4

TERM

Section 4.1 Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual written agreement of the Parties, shall continue in effect until December 31, 2034 (the “Initial Term”), and from Contract Year to Contract Year thereafter (collectively, the “Term”) until such time as this Agreement is terminated, by at least [***] ([***]) Days advance written notice from any Party to the other Party, with termination effective no earlier than the end of the Initial Term or at the end of the applicable Contract Year following the Initial Term if termination occurs after the Initial Term.

Section 4.2 Survival. Article 1, this Article 4, Section 9.6, Article 10, Article 11, Article 13, Article 14, Article 15 and Article 16 shall survive termination or expiration of this Agreement.

ARTICLE 5

FEES AND CONSIDERATION

Section 5.1 Fees. Subject to the other provisions of this Agreement, Producer shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the sum of the Fees and/or the Disposal Fees (as applicable).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 6

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1 Operational Control of Gatherer’s Facilities. Gatherer (or its designee) shall design, construct, own, operate and maintain the Disposal System at its sole cost and risk. Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 6.2 Maintenance. Gatherer shall be entitled, without liability, to interrupt its Disposal System performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected. Gatherer shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of the Contract Year, Gatherer shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance. During times of Maintenance on the Disposal System, Producer shall have the right to proceed as set forth in Section 6.4.

Section 6.3 Capacity Allocations on the Disposal System. Subject to the capacity allocations set forth in this Section 6.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Saltwater to the Disposal System, including the delivery of Committed Capacity Saltwater. If the volume of Saltwater available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Producer hereunder, then Gatherer shall interrupt or curtail receipts of Saltwater in accordance with the following:

(a) First, Gatherer shall curtail all Uncommitted Saltwater prior to curtailing Committed Capacity Saltwater; and

(b) Second, if additional Disposal System curtailments are required beyond Section 6.3(a), Gatherer shall curtail Committed Capacity Saltwater on the Disposal System. In the event Gatherer curtails some, but not all, Committed Capacity Saltwater on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to each Person entitled to deliver Committed Capacity Saltwater, including Committed Saltwater, on a pro rata basis based on the most recent previous Month’s Receipt Point volumes and allowing Gatherer in its sole discretion to include estimated volumes from New Wells that are connected to a Receipt Point that were not producing during the previous Month;

provided that Producer shall have the right to proceed as set forth in Section 6.4 during all times of curtailment on the Disposal System.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 6.4 Releases.

(a) If Gatherer fails or is unable or unwilling for any reason (including Force Majeure) to accept all volumes of Committed Saltwater tendered at any Receipt Point on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith, then Producer shall have the right, at its sole discretion, to obtain, and Gatherer shall promptly grant, a temporary release from the covenant and commitment made by Producer under this Agreement for (i) the volumes of Committed Saltwater in excess of what Gatherer is willing or able to accept and (ii) any associated Service Acreage directly affected thereunder until such time when Gatherer notifies Producer that it is willing and able to accept such volumes. Notwithstanding the foregoing, Gatherer shall promptly provide Producer with a written explanation detailing the reason for its inability to receive any volumes of Committed Saltwater into the Gathering System, and its commitment to diligently pursue a plan to be able to receive all such volumes of Committed Saltwater tendered by Producer at each Receipt Point.

(b) If Gatherer fails or is unable or unwilling for any reason (other than Force Majeure) to accept all volumes of Committed Saltwater tendered at any Receipt Point on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith for 90 consecutive Days or more, then Producer shall have the right, at its sole discretion, to obtain, and Gatherer shall promptly grant, a permanent release from the covenant and commitment made by Producer under this Agreement for (i) the volumes of Committed Saltwater in excess of what Gatherer is willing or able to accept and (ii) any associated Service Acreage directly affected thereunder.

(c) In addition to Producer’s rights and Gatherer’s obligations set forth in Section 6.4(a) and Section 6.4(b), Producer shall also have the right to (i) immediately enter into commitments to deliver such volumes of Committed Saltwater to other third party gatherers, such commitments to be for no longer than 30 Days for Committed Saltwater temporarily released, (ii) deliver all such volumes of Committed Saltwater to any then-existing Disposal Wells on a priority basis with respect to then-available capacity at such Disposal Wells subject to the applicable Disposal Fee, and (iii) get reimbursed for mitigation costs incurred by Producer under any gathering and/or disposal agreements for the volumes of affected Committed Saltwater with any third parties.

(d) The rights set forth in this Section 6.4 shall be Producer’s sole and exclusive remedy for Gatherer’s curtailment, suspension, delay or failure to provide the Services as set forth in this Agreement.

ARTICLE 7

PRESSURES; PRODUCER’S FACILITIES; ELECTRICITY

Section 7.1 Pressures at Receipt Points. Producer shall deliver or cause to be delivered Saltwater to each Receipt Point on the Gathering System from atmospheric tanks or from low pressure separation at sufficient pressure to enter Gatherer’s Receipt Point pump on the Gathering System against its operating pressure, except that Gatherer shall not be obligated to gather Saltwater at pressures in excess of the maximum allowable operating pressure of the Gathering System at such Receipt Point, as determined by Gatherer in its sole discretion. Gatherer shall operate its measurement and Receipt Point pump at a pressure that allows Producer to deliver Saltwater directly from its atmospheric tanks or low pressure separation into the Gathering System without additional pumps; provided that such atmospheric tanks have a minimum of four feet of hydrostatic head or low pressure separation at the low liquid level to allow Gatherer’s pumps to attain proper suction pressure.

Section 7.2 Producer Facilities. Producer, at its own expense, shall construct, equip, maintain and operate all facilities necessary to deliver Committed Saltwater to Gatherer at the Receipt Points. Producer shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points on the Gathering System in order to keep the pressure of the Saltwater delivered to Gatherer at such Receipt Points from exceeding the maximum allowable operating pressure of the Gathering System at the applicable Receipt Point, as determined by Gatherer in its sole discretion. Such equipment shall include low pressure separation facilities and atmospheric tankage upstream of the Receipt Points.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 7.3 Electrical Facilities. To the extent that Producer has electrical power available at a Tank Battery in excess of Producer’s own uses, as Producer determines in its reasonable discretion, Producer will supply electrical power without cost to Gatherer at each such Tank Battery for Gatherer’s Measurement Facilities and pumps. If Gatherer requires additional electrical power at such site, then Gatherer shall either install, own, operate and maintain a generator at its sole cost and expense; otherwise, Producer shall have the right to proceed as set forth in [***].

ARTICLE 8

QUALITY

Section 8.1 Receipt Point Saltwater Quality Specifications. Saltwater delivered by Producer to each Receipt Point shall meet the specifications set forth in Exhibit E (collectively, the “Saltwater Quality Specifications”).

Section 8.2 Non-Spec Saltwater.

(a) Gatherer shall test and monitor the Saltwater tendered by Producer at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Saltwater Quality Specifications. If Gatherer determines at any time that any Saltwater tendered by Producer at any Receipt Point does not meet the Saltwater Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Producer, to refuse to accept such Saltwater.

(b) If Producer determines or otherwise becomes aware at any time prior to delivery that any Saltwater that will be tendered by Producer at any Receipt Point will not meet the Saltwater Quality Specifications, then Producer shall provide written notice to Gatherer. Upon receipt of such notice, if Gatherer nevertheless accepts such Saltwater, then Producer shall not be liable for any claims or losses arising out of or related to delivery of such Saltwater, including any damages or losses downstream of the applicable Receipt Point(s).

(c) Producer shall not be liable for any claims or losses arising out of or related to delivery of Saltwater that does not meet the Saltwater Quality Specifications, including any damages or losses downstream of the applicable Receipt Point(s); provided that Producer shall be liable for such claims or losses if Producer determines or otherwise becomes aware at any time prior to delivery that any Saltwater that will be tendered by Producer at any Receipt Point will not meet the Saltwater Quality Specifications and Producer fails to deliver written notice to Gatherer pursuant to Section 8.2(b).

(d) Any Saltwater that is tendered by Producer that Gatherer refuses to accept pursuant to this Section 8.2 shall be temporarily released from the commitment made by Producer under this Agreement so that Producer may dispose of any such Saltwater.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 9

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 9.1 Measurement Facilities. Gatherer shall install, own, operate and maintain Measurement Facilities to measure Saltwater at the Receipt Points located on the Gathering System. Measurement Facilities at such Receipt Points shall meet current industry standards for custody transfer measurement. Producer shall have the right to install check Measurement Facilities upstream of each such Receipt Point.

Section 9.2 Notice of Measurement Facilities Inspection and Calibration. Each of Producer and Gatherer shall give [***] Days’ notice to the other Party so the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Saltwater under this Agreement. The data from such Measurement Facilities shall remain the property of the Gatherer, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

Section 9.3 Measurement Accuracy Verification.

(a) Gatherer shall calibrate meters as often as required, as determined by Gatherer in accordance with standard industry practices to reasonably assure accurate measurement, but at least once per year.

(b) If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter in excess of [***]% of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Producer and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 9.5. If the period of error condition cannot be determined or agreed upon between Producer and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the [***]% error (but not to exceed [***] months).

(c) If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate which does not exceed [***]% of the adjusted flow rate, all prior recordings and data shall be considered to be accurate for quantity determination purpose.

Section 9.4 Special Tests. If Producer or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 9.3, [***] Days’ advance notice shall be given to the other Party and both Producer and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 9.3(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 9.3(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 9.5.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 9.5 Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter is found to be in error by an amount of the magnitude described in Section 9.3, the total quantity of Saltwater delivered shall be determined in accordance with the first of the following methods which is feasible:

(a) by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 9.3);

(b) where multiple meters exist in series, by calculation using the registration of such meter equipment; provided that they are measuring Saltwater from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators and are accurately registering;

(c) by correcting the error by re-reading of the official meter, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d) by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 9.6 Record Retention. Gatherer shall retain and preserve all test data, meter recordings and similar records for any Contract Year for a period of at least [***] Months following the end of such Contract Year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 9.7 Measurement of Saltwater Delivered by Truck. Saltwater delivered by truck shall be measured either by the Measurement Facilities into which such Saltwater is delivered or by gauging the water level in Producer’s tanks into which such water is delivered or by such other method as shall be mutually agreed to by the Parties.

Section 9.8 Summary Measurement Reports. If Gatherer develops summary measurement reports for Producer’s Wells or the Gathering System, Gatherer shall provide copies of such reports to Producer upon Producer’s request.

ARTICLE 10

NOTICES

Section 10.1 Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid,

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

[***] Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of breach or default under this Agreement, the delivery of such notice shall be considered effective under this Section 10.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Diamondback E&P LLC Attn: Travis D. Stice 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: Randall J. Holder 500 West Texas, Suite 1200 Midland, Texas 79701

Gatherer:

Rattler Midstream Operating LLC

Attn: Kaes Van’t Hoef

500 West Texas, Suite 1200

Midland, Texas 79701

With a copy to:

Attn: President and General Counsel

500 West Texas, Suite 1200

Midland, Texas 79701

ARTICLE 11

INVOICES AND PAYMENTS

Section 11.1 Statements and Invoices. Not later than the [***] Business Day following the end of each Month, Gatherer shall provide Producer with a detailed statement setting forth the quantity of Saltwater received by Gatherer at the Receipt Points in such Month, the Fees and/or the Disposal Fees (as applicable) with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the extent available on such [***] Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such [***] Business Day as soon as it becomes available). Producer shall make payment to Gatherer by the later of: (a) [***] or (b) [***] Days after receipt of the applicable invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Producer in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within [***] Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of [***] Months from the date of a statement hereunder.

Section 11.2 Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 90 Days after the due date, Gatherer shall have the right to suspend or discontinue the Services hereunder until any such past due amount is paid.

Section 11.3 Audit Rights. Either Producer or Gatherer, on not less than [***] Days prior written notice to the other Party, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of [***] consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Saltwater tendered by Producer hereunder or the Services performed hereunder and shall be limited to the [***] Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the [***] Month period ending immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 11.4 Payment Disputes. In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Gatherer and Producer will use good faith efforts to resolve the disputed amounts within [***] Days following the original due date. Any amounts subsequently resolved shall be due and payable within [***] Days of such resolution.

Section 11.5 Interest on Late Payments. In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) the Prime Rate plus [***]% or (b) the maximum percentage permitted by Applicable Law.

Section 11.6 Excused Performance. Gatherer will not be required to perform or continue to perform services hereunder, and Producer shall not be obligated to deliver Committed Saltwater to the Gathering System in the event:

(a) the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b) the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within [***] Days of such filing; or

(c) the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 12

FORCE MAJEURE

Section 12.1 Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments (or satisfy applicable indemnification obligations) then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure event in writing to the other Party promptly after the occurrence of such event, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability to perform so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 12.2 Definition of Force Majeure. The term “Force Majeure” as used in this Agreement means [***] (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the affected Party to comply with Applicable Law).

Section 12.3 Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 12.4 Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way (a) affect or terminate Producer’s obligation to make payment for the Services performed prior to such event of Force Majeure and/or (b) otherwise affect or terminate a Party’s indemnification obligations hereunder.

ARTICLE 13

INDEMNIFICATION

Section 13.1 Gatherer. Subject to the terms of this Agreement, including Article 14 and Section 16.8, Gatherer shall release, indemnify, defend and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the performance of Services by Gatherer as set forth in this Agreement, (b) any breach of this Agreement by Gatherer, (c) the transportation, treatment and/or disposal of all Produced Water and Saltwater by Gatherer hereunder, or (d) any Saltwater hereunder while in custody, control and possession of Gatherer (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Producer).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 13.2 Producer. Subject to the terms of this Agreement, including Article 14 and Section 16.8, Producer shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer, (b) any breach of this Agreement by Producer, or (c) any Saltwater hereunder while in custody, control and possession of Producer (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Gatherer).

ARTICLE 14

CUSTODY AND TITLE

Section 14.1 Custody. As between the Parties, (a) Producer shall be in custody, control and possession of Saltwater hereunder before and until such Saltwater is delivered to Gatherer at the Receipt Points, and (b) Gatherer shall be in custody, control and possession of Saltwater after such Saltwater is delivered to Gatherer at the Receipt Points.

Section 14.2 Producer Warranty. Producer represents and warrants that it or its Affiliates own, or have the right to deliver to the Gathering System, all Saltwater delivered under this Agreement. If the title to Saltwater delivered by Producer hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Saltwater to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Producer furnishes, or causes to be furnished, defense and indemnification to hold Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses arising out of or related to any liens, encumbrances or adverse title claims on any of Producer’s Saltwater delivered to the Receipt Points.

Section 14.3 Title. Title to and risk of loss attributable to Saltwater received by Gatherer under this Agreement, including all constituents, contaminants and skim oil thereof, shall transfer from Producer or its Affiliates to Gatherer at each applicable Receipt Point.

ARTICLE 15

TAXES

Section 15.1 Taxes. Producer shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Saltwater delivered by Producer under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Producer by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Producer’s behalf shall be reimbursed by Producer upon receipt of

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

invoice, with corresponding documentation from Gatherer setting forth such payments. [***] No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 16.2 Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 16.3 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b) The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Midland County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 16.4 Successors and Assigns.

(a) This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 16.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 16.4 shall be null and void ab initio.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b) Notwithstanding Section 16.4(a):

(i) Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer, if such assignment is made to any Person to which the Disposal System or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (or, if applicable, to the extent of the part of the Gathering System being Transferred to such Person) or who is an Affiliate of Gatherer;

(ii) Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii) Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which Producer sells, assigns or otherwise Transfers all or any portion of the Service Area Properties and who assumes in writing all of Producer’s obligations hereunder (or, if applicable, in respect of the Service Area Properties being Transferred to such Person) and Producer shall be released from its obligations under this Agreement to the extent of such assignment.

Section 16.5 Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by this Agreement prior to such modification.

Section 16.6 Confidentiality.

(a) Confidentiality. Except as otherwise provided in this Section 16.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including development plans, gathering system plans and all data relating to the production of Producer, including well data, production volumes, volumes gathered, transported and disposed) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b) Permitted Disclosures. Notwithstanding Section 16.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third party in connection with a proposed sale or other

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Transfer of a Party’s interest in this Agreement (provided such third party agrees in writing to be bound by the terms of this Section 16.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 16.6(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Committed Saltwater (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 16.6).

(c) Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 16.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d) Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 16.6.

(e) Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transactions represented herein permitted under this Section 16.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement. Notwithstanding anything to the contrary, nothing contained in this Section 16.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other regulated stock exchange.

(f) Survival. The provisions of this Section 16.6 shall survive any expiration or termination of this Agreement for a period of [***].

Section 16.7 Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 16.8 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 16.9 Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 16.10 Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 16.11 No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 16.12 Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d) the plural shall be deemed to include the singular and vice versa, as applicable;

(e) references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f) reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g) references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(h) references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i) references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 16.13 No Third Party Beneficiaries. Except as set forth in Article 13, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third party shall be deemed a third party beneficiary of this Agreement.

Section 16.14 Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 16.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 16.16 Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit C attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Service Area Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at either Producer’s or Gatherer’s reasonable request to evidence any additions to, or permanent releases from, the commitment made by Producer under this Agreement.

[Signature Page(s) Follows]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

GATHERER
RATTLER MIDSTREAM OPERATING LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

AMENDED AND RESTATED PRODUCED AND FLOWBACK WATER GATHERING AND DISPOSAL AGREEMENT

SIGNATURE PAGE

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT A

INITIAL SERVICE ACREAGE

Exhibit A – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

VERMEJO
Winkler
Loving
Ward
Reeves
Delaware Basin
Date: 1/15/2019
Diamondback Acreage
N

Exhibit A – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Gaines
Dawson
Borden
BEEKEEPER
JAGUAR
TIGER
COBRA
Andrews
Martin
Howard
UL DIGGER
KIMBERLY
GREENTREE
SPANISH TRAIL
Ector
Midland
Glasscock
APOLLO
Midland Basin
Date: 3/23/2018
Diamondback Acreage
Upton
Reagan

Exhibit A – Page 4

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Dawson
Borden
LIMESTONE
Martin
COBRA
Howard
Glasscock
Midland
FIVESTONE
Sterli
Upton
Reagan
Tom Gre
Midland Basin
Date: 1/15/2019
Diamondback Acreage
N

Exhibit A – Page 5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT B

INITIAL GATHERING SYSTEM

Exhibit B – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

T & P RR CO
BLK 40 T1S
T & P RR CO
BLK 41 T1S
Ector
Midland
T & P RR CO
BLK 40 T2S
Spanish Trail
Date: 3/22/2018
Salt Water
Diamondback Acreage

Exhibit B – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Ward
Reeves
Pecos
P S L
BLK C4
P S L
BLK C3
P S L
BLK C5
P S L
BLK C1
P S L
BLK C2
T & P RR CO
BLK 51 T7S
T & P RR CO
BLK 50 T7S
H & G N
RR CO
BLK 8
T T RR CO
BLK OW
T & S T
L RR CO
BLK 143
T & P RR CO
BLK 52 T8S
T & P RR CO
BLK 51 T8S
T & P RR CO
BLK 50 T8S
T & P RR CO
BLK 49 T8S
T & P RR CO
BLK 48 T8S
T & S T
L RR CO
BLK 142
H & G N
RR CO
BLK 13
H & T C
RR CO
BLK 1
T & P RR CO
BLK 50 T9S
T & P RR CO
BLK 49 T9S
T & P RR CO
BLK 48 T9S
T & S T
L RR CO
T & S T
L RR CO
BLK 146
Utah
Date: 3/23/2018
Salt Water
Diamondback Acreage

Exhibit B – Page 3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

T & P RR CO
BLK 34 T4S
T & P RR CO
BLK 35 T4S
T & P RR CO
BLK 36 T4S
Glasscock
T & P RR CO
BLK 33 T5S
T & P RR CO
BLK 34 T5S
T & P RR CO
BLK 35 T5S
T & P RR CO
BLK 36 T5S
Fivestone
Date: 1/15/2019
Saltwater
Diamondback Acreage
N
Reagan
T & P RR CO
BLK 2

Exhibit B – Page 4

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

T & P RR CO
BLK 36 T4N
T & P RR CO
BLK 35 T4N
T & P RR CO
BLK 34 T4N
Dawson
Borden
T & P RR CO
BLK 34 T3N
T & P RR CO
BLK 33 T3N
BAUER & COCKRELL
BLK B
T & P RR CO
BLK 35 T3N
Martin
T & P RR CO
BLK 34 T2N
T & P RR CO
BLK 33 T2N
Howard
T & P RR CO
BLK 35 T2N
T & P RR CO
BLK 36 T2N
T & P RR CO
BLK 37 T2N
BAUER & COCKRELL
BLK A
T & P RR CO
BLK 33 T1N
T & P RR CO
BLK 35 T1N
T & P RR CO
BLK 34 T1N
T & P RR CO
BLK 36 T1N
T & P RR CO
BLK 37 T1N
T & P RR CO
BLK 38 T1N
T & P RR CO
BLK 34 T1S
T & P RR CO
BLK 35 T1S
T & P RR CO
BLK 36 T1S
T & P RR CO
BLK 37 T1S
T & P RR CO
Midland
T & P RR CO
BLK 34 T2S
T & P RR CO
BLK 35 T2S
T & P RR CO
BLK 36 T2S
Glasscock
Limestone/Cobra
Date: 1/15/2019
Saltwater
Diamondback Acreage

Exhibit B – Page 5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Vermejo
Date: 1/15/2019
Saltwater
Diamondback Acreage
Loving
Winkler
Reeves
Ward
T & P RR CO
BLK 56 T2
T & P RR CO
BLK 55 T2
T & P RR CO
BLK 54 T2
T & P RR CO
BLK 53 T2
P S L
BLK 27
P S L
BLK 28
P S L
BLK 29
H & G N RR CO
BLK 1
H & T C RR CO
BLK 33
H & G N RR CO
BLK 2
P S L
BLK C20
U L
BLK 21
U L
BLK 19
U L
BLK 20
W & N W RR CO
BLK 1
H & G N RR CO
BLK 3
T & P RR CO
BLK 55 T4S
T & P RR CO
BLK 54 T4S
U L
BLK 18
P S L
BLK C19
T & P RR CO
BLK 54 T5S
H & T C RR CO
BLK 34
H & G N RR CO
BLK 4
RR CO
5 T5S
N

Exhibit B – Page 6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT C

FORM OF MEMORANDUM OF AGREEMENT

MEMORANDUM OF AMENDED AND RESTATED PRODUCED WATER AND FLOWBACK WATER GATHERING AND DISPOSAL AGREEMENT

This MEMORANDUM OF AMENDED AND RESTATED PRODUCED AND FLOWBACK WATER GATHERING AND DISPOSAL AGREEMENT (this “Memorandum”) is executed on [•], 20[•] (the “Execution Date”) but shall be deemed effective as of January 1, 2018 (the “Effective Date”), by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”), with an address of [•], and Rattler Midstream Operating LLC, a Delaware limited liability company (“Gatherer”), with an address of [•].

WHEREAS, Producer and Gatherer entered into that certain Amended and Restated Produced and Flowback Water Gathering and Disposal Agreement effective [•] (the “Agreement”), pursuant to which Gatherer will provide certain gathering, disposal and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [•] County, Texas described on Attachment 1 hereto (the “Service Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2. Commitment. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer covenants and commits to deliver to Gatherer, as and when produced, all Committed Saltwater for the performance of the Services under this Agreement.

3. Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the commitment made by Producer under the Agreement be a covenant running with (a) the Service Area Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Service Area Properties, and (b) the Disposal System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Disposal System. Producer shall not Transfer any or all of its interest in any Service Area Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Service Area Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states.

Exhibit C – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

4. No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

[Signature Page(s) Follows]

Exhibit C – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:

Name:
Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
§

The foregoing instrument was acknowledged before me on the [•] day of [•], 20[•], by [•], [•] of Diamondback E&P LLC, a Delaware limited liability company on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit C – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

GATHERER
RATTLER MIDSTREAM OPERATING LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

The foregoing instrument was acknowledged before me on the [•] day of [•], 20[•], by [•], [•] of Rattler Midstream Operating LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit C – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Attachment 1

SERVICE ACREAGE

[Description to be included.]

Exhibit C – Attachment 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT D

FEES

(a) Producer shall pay Gatherer each Month the following gathering and disposal fees for Saltwater (as such gathering and disposal fees may be increased in accordance with clause (c) of this Exhibit D, collectively, “Fees”):

(i) $[***] per Barrel at each Receipt Point in the Reward Field during such Month;

(ii) $[***] per Barrel at each Receipt Point in the Utah Field during such Month;

(iii) $[***] per Barrel at each Receipt Point in the Beekeeper Field during such Month;

(iv) $[***] per Barrel at each Receipt Point in the UL Digger Field during such Month (effective until December 31, 2018) and $[***] per Barrel at each Receipt Point in the UL Digger Field during such Month (effective January 1, 2019);

(v) $[***] per Barrel at each Receipt Point in the Cobra Field during such Month;

(vi) $[***] per Barrel at each Receipt Point in the Jaguar Field during such Month (effective until December 31, 2018) and $[***] per Barrel at each Receipt Point in the Jaguar Field during such Month (effective January 1, 2019);

(vii) $[***] per Barrel at each Receipt Point in the Tiger Field during such Month (effective until December 31, 2018) and $[***] per Barrel at each Receipt Point in the Tiger Field during such Month (effective January 1, 2019);

(viii) $[***] per Barrel at each Receipt Point in the San Pedro Field during such Month

(ix) $[***] per Barrel at each Receipt Point in the Spanish Trail Field during such Month;

(x) $[***] per Barrel at each Receipt Point in the Kimberly Field during such Month;

(xi) $[***] per Barrel at each Receipt Point in the Green Tree Field during such Month;

(xii) $[***] per Barrel at each Receipt Point in the Apollo Field during such Month;

(xiii) $[***] per Barrel at each Receipt Point in the Vermejo Field during such Month (effective January 1, 2019);

(xiv) $[***] per Barrel at each Receipt Point in the Limestone Field during such Month (effective January 1, 2019); and

(xv) $[***] per Barrel at each Receipt Point in the Fivestones Field during such Month (effective January 1, 2019).

Exhibit D – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b) Producer shall pay Gatherer $[***] per Barrel of Saltwater delivered directly by Producer or its designee at any Disposal Well (as such disposal fee may be increased in accordance with clause (c) of this Exhibit D “Disposal Fee”).

(c) The amounts per Barrel on clauses (a) and (b) listed above (each, a “Water Disposal Rates”) shall be subject to adjustment upon [***]. There shall be no adjustment in any Contract Year if the percentage charge calculated according to the preceding sentence would be below the initial Water Disposal Rates set forth in this Exhibit D. The adjustment to the Water Disposal Rates for any Contract Year shall not exceed [***] percent ([***]%) of the then-current Water Disposal Rates. In addition, notwithstanding the preceding, the adjustment to the Water Disposal Rates should never be greater than [***] percent ([***]%) more than the initial Water Disposal Rates set forth in this Exhibit D during the Term.

Exhibit D – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT E

SALTWATER QUALITY SPECIFICATIONS

Saltwater delivered by Producer to each Receipt Point shall be [***].

Exhibit E – Page 1